                          PROGRAM PROMOTION AGREEMENT
                          ---------------------------

         AGREEMENT, dated as of December 15, 2000, by and between PlasmaNet, Inc., a Delaware corporation having its principal place of business at 420 Lexington Avenue, Suite 2435, New York, NY 10170 ("PlasmaNet"); Return Assured Incorporated, a Delaware corporation having its principal place of business at 1901 Avenue of the Stars, Suite 1710, Los Angeles, California 90067 ("Parent"); and Return Assured Incorporated, a Nevada corporation, which is a wholly-owned subsidiary of Parent, having its principal place of business at 1901 Avenue of the Stars, Suite 1710, Los Angeles, California 90067 ("Client"). The parties hereinafter referred to as the "Parties".

                                    RECITALS

         WHEREAS, PlasmaNet owns and operates FreeLotto.com ("FreeLotto"), an Internet web site presenting sweepstakes games in lottery format pursuant to which users enter for free by clicking on an ad banner or answering a consumer-oriented question to enter their selections (a "FreeBet"); and

         WHEREAS, Client intends to furnish Internet users with an online credit card protection program (the "Program") and seeks to have PlasmaNet refer site traffic to Client for the purpose of generating enrollments in the Program on the terms and conditions hereinafter set forth;

         NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

         1. Program Description. PlasmaNet will refer site traffic to Client for the purpose of new membership generation with a target of a minimum of 1,000,000 registrations by Client within four (4) months of the launch of the Program. To accomplish registration, each prospective member will be required to provide his name, e-mail address, and postal address, and must be at least 21 years of age. Fraudulent registrations are not recognized. In addition, PlasmaNet will use its best commercial efforts to assist Client in collecting credit card information from the new members with such new members' consent.

         2.       Economics
                  ---------

                  (a) In exchange for the above-mentioned membership generation, and in reliance on the investment representation letter annexed hereto, Parent will, at the end of each calendar week, issue shares of its common stock, $0.001 par value per share, to PlasmaNet (the "Parent Shares"), according to the following formula:

S= (M x 6) / (P)

where:

S= number of Parent Shares to be issued and delivered to PlasmaNet for that calendar week

M= number of new members referred by PlasmaNet and registered by Client in that calendar week

P= The average last sale price of Parent's common stock as reported by the Nasdaq Stock Market during that calendar week, but not less than $1.00


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

                  (b) Upon the execution hereof by the Parties, Parent will deliver common stock certificates representing one million four hundred thousand (1,400,000) Parent Shares in the name of PlasmaNet and deliver said certificates to Kaplan Gottbetter & Levenson, LLP as escrow agent, pursuant to the escrow agreement annexed hereto, in the denomination of certificates evidencing 50,000 Parent Shares each. As soon as practicable after Parent files its Form 10-KSB for the year ended August 31, 2000, Parent will file a registration statement on Form S-3, or such other form if Form S-3 is not available, to register the resale of the Parent Shares by PlasmaNet. PlasmaNet agrees to a contractual lock-up period of thirty (30) days commencing upon receipt of unrestricted Parent Shares in the form annexed hereto.

                  (c) Certificates representing the Parent Shares shall be delivered to PlasmaNet within three (3) trading days after the end of each calendar week, except for certificates evidencing shares of less than 50,000 shares. Any shares due to PlasmaNet in amounts less than 50,000 shall be delivered within five (5) trading days.

                  (d) Within five (5) trading days of both parties signing this Agreement, Parent shall transfer a number of its shares of common stock (the "Initial Parent Shares") as pre-payment for the first 200,000 members referred by PlasmaNet. The number of the Initial Parent Shares is 542,066 (which is calculated as (200,000 x 6)/average listed share price in the first five working days of trading + 10% premium).

                  (e) If PlasmaNet refers less than 200,000 members within sixty (60) days of the launch of the Program, then PlasmaNet shall surrender to Parent certificates representing the number of Parent Shares according to the following formula:

C=542,066 x ((200,000-N)/200,000)

where:

N= number of new members referred by PlasmaNet and registered by Client within sixty (60) days of the launch of the Program

C= number of Parent Shares to be canceled and surrendered by PlasmaNet to Parent

                  (f) Should PlasmaNet transfer more than 1,000,000 members to Client within four (4) months of the launch of the Program, PlasmaNet shall receive, at Client's option, either in common stock of the Parent, on the same terms and conditions as described above, or in cash at $5 for each member in excess of 1,000,000, with a maximum limit of $500,000 to be paid to PlasmaNet unless a new agreement is signed between the parties.

         3. Reporting. Client shall provide a weekly statement (by fax or email) indicating total referrals received and total number of resulting membership registrations for the preceding week. As a means of verification, Client will place 1 pixel of code on the page subsequent to the registration, which will be served and counted by FreeLotto's server. PlasmaNet will have a right, at its own expense, to audit the registration figures on Client's servers on seven (7) days' written notice to Client. In the event that the audit reveals a difference with the membership figures communicated by Client, such difference being in Client's favor, Client shall pay the amount corresponding to the difference to PlasmaNet within seven (7) days and pay for reasonable costs related to the audit.

         4. Renewal Option. Client will have the option to renew this agreement upon the same terms and conditions, for another 1,000,000 members. The option will have to be exercised in writing within four (4) months of the launch of the Program.

         5. Press Release. Both parties shall coordinate and agree upon a press release announcing this Agreement, which press release shall be disseminated one week after the Client/FreeLotto link is introduced on the FreeLotto site and is functioning to the satisfaction of both parties.

         6. Intellectual Property Rights. PlasmaNet is and shall remain the owner of all intellectual property rights associated with FreeLotto, including without limitation all copyright and trademark rights. Client is and shall remain the owner of all intellectual property rights in the Client web site, including without limitation copyrights and trademarks, including, without limitation the mark "Return Assured". Each party reserves all rights not otherwise granted in this Agreement. PlasmaNet hereby grants to Client a limited, non-exclusive, royalty-free, non-assignable and non-transferable license to use and display the FreeLotto logo and such other of PlasmaNet's intellectual property, and Client hereby grants to PlasmaNet a limited, non-exclusive, royalty-free, non-assignable and non-transferable license to use and display the Client logo and such other of Client's intellectual property, as is necessary for the fulfillment of their respective obligations under this Agreement.

         7.       Indemnities
                  -----------

                  (a) Client represents and warrants that it has the right to grant the rights granted to PlasmaNet hereunder and that neither the rights granted to Client hereunder, nor the exercise of such rights will infringe upon or conflict with the rights held by any third party under any trademark, copyright, trade secret or other proprietary right. Client shall indemnify, defend and hold harmless PlasmaNet, its directors, officers, employees, agents and assigns from and against any and all losses, claims, damages, liabilities, judgments, costs and expenses (including reasonable attorneys' fees) resulting from or arising out of (i) any of the foregoing representations and warranties being false or inaccurate in any way, or (ii) Client's material breach of this Agreement. PlasmaNet shall notify Client promptly of any such claim or litigation, and shall cooperate with Client in every reasonable way, at Client's expense, to facilitate the defense of such claim or litigation. In no event shall the amount indemnified exceed the consideration paid or received by the indemnified party.

                  (b) PlasmaNet represents and warrants that it has the right to grant the rights granted to Client hereunder and that neither the rights granted to Client hereunder, nor the exercise of such rights will infringe upon or conflict with the rights held by any third party under any trademark, copyright, trade secret or other proprietary right. PlasmaNet shall indemnify, defend and hold harmless Client, its directors, officers, employees, agents and assigns from and against any and all claims, losses, damages, liabilities, judgments, costs and expenses (including reasonable attorneys' fees) resulting from or arising out of (i) any of the foregoing representations and warranties being false or inaccurate in any way, or (ii) PlasmaNet's material breach of this Agreement. Client shall notify PlasmaNet promptly of any such claim or litigation, and shall cooperate with PlasmaNet in every reasonable way, at PlasmaNet's expense, to facilitate the defense of such claim or litigation. In no event shall the amount indemnified exceed the consideration paid or received by the indemnified party.

                  (c) It is acknowledged and agreed by the parties that Client alone is responsible for the content and operation of the Program and the payment of any claims made by any person who joins the Program. Client hereby expressly indemnifies PlasmaNet and holds PlasmaNet harmless from and against any and all losses, liabilities, claims or lawsuits, including expenses in connection with the defense thereof, relating to or arising out of the Program.

         8. Confidentiality. Each Party (the "Receiving Party") acknowledges that by reason of its relationship with the other party (the "Disclosing Party") hereunder, the Receiving Party will have access to certain information and materials concerning the Disclosing Party's business, financial information, business plans, technology and business strategies, inventions, and new products or services, ("Confidential Information"). The terms and conditions set forth in this Agreement shall be Confidential Information. The Receiving Party acknowledges and agrees that the Disclosing Party's Confidential Information is of substantial value to the Disclosing Party, which value would be harmed if such information were disclosed to third parties. The Receiving Party agrees that it shall not use (except in the proper performance of its obligations under this Agreement) in any way for its own account or the account of any third party, nor disclose to any third party, such Confidential Information. The Receiving Party may disclose the Disclosing Party's Confidential Information to its employees and contractors who need to know such information, provided such employees and contractor have signed confidentiality agreements with terms no less restrictive than the terms in this Agreement. The Receiving Party shall not publish in any form the Disclosing Party's Confidential Information beyond any descriptions published by the Disclosing Party. The obligations in this Section shall survive the termination of this Agreement. Confidential Information does not include any information that the Receiving Party can demonstrate by written records (a) was known to the Receiving Party prior to its disclosure hereunder by the Disclosing Party; (b) was independently developed by the Receiving Party without reference to the Disclosing Party's Confidential Information; (c) is or becomes publicly known through no wrongful act of the Receiving Party; (d) has been rightfully received from a third party whom the Receiving Party has reasonable grounds to believe is authorized to make such disclosure without restriction; or (e) has been approved for public release by the Disclosing Party's prior written authorization. Confidential Information may be disclosed pursuant to applicable law, regulations or court order, provided that the Receiving Party provides prompt advance notice thereof to enable the Disclosing Party to seek protective order or otherwise prevent such disclosure. In addition, each party may disclose the existence and terms of this Agreement in connection with a potential acquisition of substantially the entire business of a party or a private or public offering of a party's securities, but only as necessary to effectuate the particular transaction.

         9.       Miscellaneous.
                  --------------

                  (a) Notices. All notices or reports permitted or required under this Agreement shall be in writing and shall be delivered by personal delivery, facsimile (provided that proof of transmission is retained), nationally-recognized overnight air carrier, or by certified or registered mail, return receipt requested, and shall be deemed given upon (i) the date of personal delivery or facsimile, (ii) one business day after deposit with a nationally-recognized overnight air-carrier, or (iii) five (5) days after deposit in the mail. Notices shall be sent to the address set forth in the first paragraph of this Agreement, or other such address as either party may specify in writing to the other.

                  (b) Force Majeure Except for the payment obligations of a party, neither party will be liable to the other party arising out of delays or failures to perform under this Agreement to the extent that any such delays or failures result from any cause beyond the reasonable control of the party affected.

                  (c) Relationship. Both parties are independent contractors and neither party is the legal representative, agent, joint venture, partner, or employee of the other party for any purpose whatsoever. Neither party has any right or authority to assume or create any obligations of any kind or to make any representation or warranty on behalf of the other party, whether express or implied.

                  (d) Governing Law and Jurisdiction. This Agreement will be governed in all respects by the laws of the State of New York. The prevailing party in any such litigation or dispute will be entitled to recover from the other party its costs, including reasonable attorneys' fees, associated with such litigation or dispute.

                  (e) Waiver and Severability. No failure or delay on the part of either party in exercising any right or remedy hereunder will operate as a waiver thereof; nor will any single or partial exercise of any such right or remedy preclude any other or further exercise thereof or of any other right or remedy. No provision of this Agreement may be waived except in a writing signed by the party granting such waiver. In the event that any provision of this Agreement will be unenforceable or invalid such unenforceability or invalidity will not render this Agreement unenforceable or invalid as a whole, and in such event, such provision will be changed and interpreted so as to best accomplish the objectives of such unenforceable or invalid provision within the limits of applicable law or applicable court decisions.

                  (f) No Assignment. Neither this Agreement nor any rights or obligations in this Agreement may be assigned or delegated by either party without the prior written consent of the other, provided however, that in the event of a merger, reorganization or acquisition of all or substantially all the assets of either party, no such consent shall be required.

                  (g) Headings. The section headings in this Agreement are inserted as a matter of convenience and in no way define, limit, or describe the scope of extent of such section, or affect the interpretation of this Agreement.

                  (h) Counterparts This Agreement may be executed in counterparts, all of which taken together shall constitute one single agreement between the Parties.

         10. Change of Control. Client and Parent shall have the option to terminate this Agreement upon 30 days written notice in case of a change of control of PlasmaNet, and immediately upon notice in case the company taking control of PlasmaNet is involved in activities competing directly with the core business of Parent or Client. PlasmaNet shall have the option to terminate this Agreement upon 30 days written notice in case of a change of control of either Client or Parent, and immediately upon notice in case (i) the company taking control of either Client or Parent or (ii) a company over which Client or Parent takes control, is involved in activities competing directly with the core business of PlasmaNet.

         11. Entire Agreement. This Agreement and the exhibits attached hereto constitute the entire agreement between the parties with respect to the subject matter hereof. This Agreement supersedes, and the terms of this Agreement govern, any prior or collateral agreements, whether oral or written, with respect to the subject matter hereof with the exception of any prior confidentiality agreements between the Parties. This Agreement may only be changed by mutual agreement of authorized representatives of Parties in writing.

         12.      Termination.
                  -----------

                  (a) This Agreement shall automatically terminate one (1) year from the date hereof.

                  (b) Client or Parent may terminate this Agreement upon ten (10) days' written notice to PlasmaNet if:

                           (i)      PlasmaNet refers less than 200,000 members
within sixty (60) days of the launch of the Program; or

                           (ii)     PlasmaNet materially breaches any provisions
of this Agreement or any exhibit referenced herein and fails to cure within ten
(10) days after written notice from Client or Parent of such breach.

                  (c) Client or Parent may terminate this Agreement immediately upon PlasmaNet receiving an aggregate of 1,400,000 Parent Shares under this Agreement.

                  (d) PlasmaNet may terminate this Agreement upon ten (10) days' written notice to Client if Parent or Client materially breaches any provisions of this Agreement or any exhibit referenced herein and fails to cure within ten (10) days after written notice from PlasmaNet of such breach.


                         [Signatures on following page]

         IN WITNESS WHEREOF, the Parties hereto have duly executed this Agreement as of the date first written above.

Client:                                      PlasmaNet:

Return Assured Incorporated                  PlasmaNet, Inc.

By: /s/ MATTHEW SEBAL                        By: /s/ ALAIN RENAUD
   --------------------------------             --------------------------------
   Name:  Matthew Sebal                         Name:  Alain Renaud
   Title: President                             Title: VP Business Development

Parent:

Return Assured Incorporated

By: /s/ MATTHEW SEBAL
   --------------------------------
   Name:  Matthew Sebal
   Title: President

December 15, 2000

Return Assured Incorporated
1901 Avenue of the Stars, Suite 1710
Los Angeles, California 90067

Gentlemen,

         The undersigned hereby represents and warrants to you as follows:

         (i) The undersigned has received and carefully reviewed any such information and documentation relating to you that the undersigned has requested;

         (ii) The undersigned has had a reasonable opportunity to ask questions of and receive answers from you concerning your business and the securities the undersigned has, or shall acquire from you, and all such questions, if any, have been answered to the full satisfaction of the undersigned;

         (iii) The undersigned has such knowledge and expertise in financial and business matters that the undersigned is capable of evaluating the merits and risks involved in an investment in your securities;

         (iv) The undersigned understands that you have determined that the exemption from the registration provisions of the Securities Act of 1933, as amended (the "Act"), provided by Rule 506 of Regulation D is applicable to the offer and sale of the securities to the undersigned, based, in part, upon the representations and warranties made by the undersigned herein;

         (v) The undersigned understands that (A) the securities have not been registered under the Act or the securities laws of any state, based upon an exemption from such registration requirements for non-public offerings pursuant to Rule 506 of Regulation D under the Act; (B) the securities are and will be "restricted securities", as said term is defined in Rule 144 of the Rules and Regulations promulgated under the Act; (C) the securities may not be sold or otherwise transferred unless they have been first registered under the Act and/or all applicable state securities laws, or unless exemptions from such registration provisions are available with respect to said resale or transfer; and (D) other than as set forth in the Program Promotion Agreement between the undersigned and you, et al, dated December 15, 2000, you are under no obligation to register the securities under the Act or any state securities law, or to take any action to make any exemption from any such registration provisions available;

         (vi) The undersigned will not sell or otherwise transfer any of the securities, or any interest therein, unless and until (A) said securities shall have first been registered under the Act and/or all applicable state securities laws; or (B) the undersigned shall have first delivered to you a written opinion of counsel (which counsel and opinion (in form and substance) shall be reasonably satisfactory to you), to the effect that the proposed sale or transfer is exempt from the registration provisions of the Act and all applicable state securities laws;

         (vii) The undersigned is an "accredited investor," as such term is defined in Rule 501(a) of Regulation D of the Rules and Regulations promulgated under the Act in that the undersigned is a corporation with assets of at least $5,000,000;

         (viii) The undersigned is purchasing the securities for investment purposes only, and without a view for resale or distribution of the securities.

         (ix) The undersigned understands that the certificates representing the securities will bear the following legend:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF IN ABSENCE OF (I) AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER SAID ACT OR (II) AN OPINION OF COMPANY COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

PlasmaNet, Inc.


By: /s/ ALAIN RENAUD
   --------------------------------
   Name:  Alain Renaud
   Title: VP Business Development

                               LOCK-UP AGREEMENT


December 15, 2000

Return Assured Incorporated
1901 Avenue of the Stars, Suite 1710
Los Angeles, California 90067

The undersigned hereby agrees not to offer to sell, contract to sell or otherwise sell, dispose of, loan, pledge or grant any rights with respect to (collectively, a "Disposition") any shares of common stock, any options or warrants to purchase any shares of common stock or any securities convertible into or exchangeable for shares of common stock of Return Assured Incorporated, a Delaware corporation issued, from time to time, pursuant to the Program Promotion Agreement between the undersigned and Return Assured Incorporated, et al, dated December 15, 2000, (collectively, the "Securities"), now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition, for the period commencing the later of (i) the date the Securities were issued or (ii) the date a registration statement registering the resale of the securities is declared effective by the Securities and Exchange Commission through the date thirty (30) days later (the "Lock-Up Period"), and may make a Disposition of such Securities owned by the undersigned during the Lock-Up Period only with the prior written consent of Return Assured Incorporated.

The foregoing restriction is expressly agreed to preclude the holder of the Securities from engaging in any hedging or other transaction which is designed to or reasonably expected to lead to or result in a Disposition of Securities during the Lock-Up Period even if such Securities would be disposed of by someone other than the undersigned. Such prohibited hedging or other transactions would include without limitation any short sale (whether or not against the box) or any purchase, sale or grant of any right (including without limitation any put or call option) with respect to any Securities or with respect to any security (other than a broad-based market basket or index) that includes, relates to or derives any significant part of its value from Securities.

Certificates evidencing the Securities may contain the following legend:

         The securities evidenced by this certificate are subject to a Lock-Up Agreement dated December 15, 2000 by and among the holder of this certificate and Return Assured Incorporated, a copy of which is on file with Return Assured Incorporated, and may not be sold, conveyed, encumbered, hypothecated or otherwise transferred except with the prior written consent of Return Assured Incorporated.

Furthermore, the undersigned hereby agrees and consents to the entry of stop transfer instructions with the transfer agent against the transfer of the Securities held by the undersigned except in compliance with this Lock-Up Agreement.

Very truly yours,

PlasmaNet, Inc.


By: /s/ ALAIN RENAUD
   --------------------------------
   Name:  Alain Renaud
   Title: VP Business Development

Accepted as of the date first set forth above:

Return Assured Incorporated

By: /s/ MATTHEW SEBAL
   --------------------------------
   Matthew Sebal
   President

                                ESCROW AGREEMENT


         ESCROW AGREEMENT (the "Agreement"), dated as of December 15, 2000, by and among PlasmaNet, Inc., a Delaware corporation having its principal place of business at 420 Lexington Avenue, Suite 2435, New York, NY 10170 ("PlasmaNet"), Return Assured Incorporated, a Delaware corporation having its principal place of business at 1901 Avenue of the Stars, Suite 1710, Los Angeles, California 90067 ("Parent"), Return Assured Incorporated, a Nevada corporation having its principal place of business at 1901 Avenue of the Stars, Suite 1710, Los Angeles, California 90067, and wholly-owned subsidiary of Parent ("Client"), and Kaplan Gottbetter & Levenson, LLP, a New York limited liability partnership with its principal place of business at 630 Third Avenue, New York, NY 10017 (the "Escrow Agent").

                                   Recitals:

         Whereas, PlasmaNet, Parent and Client entered into a Program Promotion Agreement dated December 15, 2000 (the "Program Promotion Agreement"); and

         Whereas, PlasmaNet, Parent and Client wish the Escrow Agent to act as escrow agent with respect to the Shares (as defined below), and the Escrow Agent is willing to act as escrow agent, pursuant to the terms of this Agreement.

         Now, therefore, in consideration of the premises and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties agree as follows:

         1. Deposit in Escrow Account. Parent shall irrevocably deposit One Million Four Hundred (1,400,000) shares of common stock, par value $.001 per share (the "Common Stock"), of Return Assured Incorporated, a Delaware corporation (the "Shares"), in escrow with the Escrow Agent (the "Escrowed Shares"). The Escrowed Shares shall be delivered to the Escrow Agent in the form of:

                  (a)      seventeen certificates for 50,000 Shares each;

                  (b)      one certificate for 542,066 Shares; and

                  (c)      and one certificate for the balance of 7,934 Shares.

PlasmaNet, Parent and Client hereby acknowledge during the term of this Agreement, that the Shares shall not be deemed issued for any purpose until delivered to PlasmaNet in accordance herewith.

         2.       Terms of Escrow.
                  ---------------

                  (a) Upon receipt of certificates representing the Shares, the Escrow Agent is directed to deliver or cause to be delivered to PlasmaNet Escrowed Shares equaling 542,066 Shares.

                  (b) After receipt of certificates representing the Shares, Client shall, from time to time, in accordance with the Program Promotion Agreement, deliver to Escrow Agent and PlasmaNet a schedule stating the number of Escrowed Shares to be delivered to PlasmaNet, which schedule shall show the method of calculation of the Escrowed Shares to be delivered. If PlasmaNet does not notify Escrow Agent of its dissent to the calculation by 5:00 p.m., New York time, on the second trading day after Client delivered the schedule, then Escrow Agent shall deliver the certificates representing the number of Escrowed Shares within three (3) trading days, unless the number of Escrowed Shares to be delivered is less than 50,000, then the certificates shall be delivered within five (5) trading days. In the event that the Escrow Agent does not have certificates representing the exact number of Shares to be delivered to PlasmaNet, the Escrow Agent shall deliver to PlasmaNet from the Escrowed Shares as many Shares as possible within three (3) trading days and then deliver the balance to PlasmaNet within five (5) trading days after it has received new certificates from the transfer agent for Parent.

                  (c) If PlasmaNet timely notifies Escrow Agent of that PlasmaNet disputes the schedule, then Escrow Agent shall deliver the certificates representing the number of Escrowed Shares not in dispute in accordance with Paragraph 2(b) and Escrow Agent may, at its option, hold the number of Escrowed Shares in dispute until the parties agree and deliver a written statement executed by Parent, Client and PlasmaNet as to the agreed number of Escrowed Shares to be delivered, or deposit the Escrowed Shares in dispute with any court of competent jurisdiction.

         3.       Duties and Obligations of the Escrow Agent.
                  ------------------------------------------

                  (a) The parties hereto agree that the duties and obligations of the Escrow Agent are only such as are herein specifically provided and no other. The Escrow Agent's duty is to manage the distribution of Shares to PlasmaNet in accordance with the terms of this Agreement only, and the Escrow Agent shall incur no liability whatsoever, except as a direct result of its willful misconduct or gross negligence.

                  (b) The Escrow Agent may consult with counsel of its choice, and shall not be liable for any action taken, suffered or omitted by it in accordance with the advice of such counsel.

                  (c) The Escrow Agent shall not be bound in any way by the terms of any other agreement to which Parent and PlasmaNet are parties, whether or not it has knowledge thereof, and the Escrow Agent shall not in any way be required to determine whether or not any other agreement has been complied with by Parent and PlasmaNet, or any other party thereto. The Escrow Agent shall not be bound by any modification, amendment, termination, cancellation, rescission or supersession of this Agreement unless the same shall be in writing and signed jointly by Parent and PlasmaNet, and agreed to in writing by the Escrow Agent.

                  (d) If the Escrow Agent shall be uncertain as to its duties or rights hereunder or shall receive instructions, claims or demands which, in its opinion, are in conflict with any of the provisions of this Agreement, it shall be entitled to refrain from taking any action, other than to keep safely all property held in escrow or to take certain action, until it shall jointly be directed otherwise in writing by Parent and PlasmaNet or by a final judgment of a court of competent jurisdiction.

                  (e) The Escrow Agent shall be fully protected in relying upon any written notice, demand, certificate or document which it, in good faith, believes to be genuine. The Escrow Agent shall not be responsible for the sufficiency or accuracy of the form, execution, validity or genuineness of documents or securities now or hereafter deposited hereunder, or of any endorsement thereon, or for any lack of endorsement thereon, or for any description therein; nor shall the Escrow Agent be responsible or liable in any respect on account of the identity, authority or rights of the persons executing or delivering or purporting to execute or deliver any such document, security or endorsement.

                  (f) The Escrow Agent shall not be required to institute legal proceedings of any kind and shall not be required to defend any legal proceedings that may be instituted against it or in respect of the Escrowed Shares.

                  (g) If the Escrow Agent at any time, in its sole discretion, deems it necessary or advisable to relinquish custody of the Escrowed Shares, it may do so by delivering the same to any other escrow agent mutually agreeable to Parent and PlasmaNet and, if no such escrow agent shall be selected within three (3) days of the Escrow Agent's notification to Parent and PlasmaNet of its desire to so relinquish custody of the Escrowed Shares, then the Escrow Agent may do so by delivering the Escrowed Shares to the clerk or other proper officer of a court of competent jurisdiction as may be permitted by law. The fee of any court officer shall be borne by PlasmaNet and Parent. Upon such delivery, the Escrow Agent shall be discharged from any and all responsibility or liability with respect to the Escrowed Shares and this Agreement and Parent shall promptly pay to the Escrow Agent all monies which may be owed it for its services hereunder, including, but not limited to, reimbursement of its out-of-pocket expenses.

                  (h) This Agreement shall not create any fiduciary duty on the Escrow Agent's part to Parent or PlasmaNet, nor disqualify the Escrow Agent from representing either party hereto in any dispute with the other, including any dispute with respect to the Escrowed Shares.

                  (i) The parties acknowledge and agree that the Escrow Agent is not counsel to any party in the transactions contemplated herein. In addition, the fees to be earned by the Escrow Agent shall be compensation for services as escrow agent, only, and not for any legal services. The Escrow Agent shall not have any responsibility or liability to any party for acting or failing to act as an attorney in connection with the transactions contemplated herein.

                  (j) Upon the performance of this Agreement, the Escrow Agent shall be deemed released and discharged of any further obligations hereunder.

         4.       Indemnification.
                  ---------------

                  (a) Parent hereby agrees to indemnify and hold the Escrow Agent free and harmless from any and all losses, expenses, liabilities and damages (including but not limited to reasonable attorney's fees, and amounts paid in settlement) resulting from claims asserted by PlasmaNet against the Escrow Agent with respect to the performance of any of the provisions of this Agreement.

                  (b) PlasmaNet hereby agrees to indemnify and hold the Escrow Agent free and harmless from any and all losses, expenses, liabilities and damages (including but not limited to reasonable attorney's fees, and amount paid in settlement) resulting from claims asserted by Parent against Escrow Agent with respect to the performance of any of the provisions of this Agreement.

                  (c) Parent and PlasmaNet hereby agree to, jointly and severally, indemnify and hold the Escrow Agent harmless from and against any and all losses, damages, taxes, liabilities and expenses that may be incurred by the Escrow Agent, arising out of or in connection with its acceptance of appointment as the Escrow Agent hereunder and/or the performance of its duties pursuant to this Agreement, including, but not limited to, all legal costs and expenses of the Escrow Agent incurred defending itself against any claim or liability in connection with its performance hereunder, provided that the Escrow Agent shall not be entitled to any indemnity for any losses, damages, taxes, liabilities or expenses that directly result from its willful misconduct or gross negligence.

                  (d) In the event of any legal action between the parties to this Agreement to enforce any of its terms, the legal fees of the prevailing party shall be paid by the party(is) who did not prevail.

         5. Escrow Agent Fees. The Escrow Agent shall be paid a fee in accordance with its normal hourly rate for legal services and out-of-pocket expenses (the "Escrow Agent's Fees"). Parent shall be liable for payment of the Escrow Agent's Fees.

         6.       Miscellaneous.
                  -------------

                  (a) All Notices hereunder shall be in writing, sent by telecopier, upon proof of sending thereof to the following addresses:

         (i)      If to PlasmaNet,  to:
                  PlasmaNet, Inc.
                  420 Lexington Avenue, Suite 2435
                  New York, New York 10170
                  Attn:
                  Phone:
                  Fax:

         (ii)     If to Parent or Client:
                  Return Assured Incorporated
                  1901 Avenue of the Stars, Suite 1710
                  Los Angeles, California 90067
                  Attn: Matthew Sebal, President
                  Phone:
                  Fax:

         (iii)    If to the Escrow Agent:
                  Kaplan Gottbetter & Levenson, LLP
                  Attn: Adam S. Gottbetter, Esq.
                  630 Third Avenue, 5th Floor
                  New York, NY 10017
                  Phone: 212.983.6900
                  Fax: 212.983.9210

or at such other address as any of the parties to this Agreement may hereafter designate in the manner set forth above to the others.

                  (b) This Agreement shall be construed and enforced in accordance with the law of the State of New York applicable to contracts entered into and performed entirely within New York.

                  (c) This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.

                  (d) This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The assignment by a party of this Agreement or any rights hereunder shall not affect the obligations of such party under this Agreement.

         7.       Termination of Escrow.
                  ---------------------

         This Escrow Agreement shall begin upon the date hereof and shall terminate upon the earlier of (i) the delivery to PlasmaNet of all of the Escrowed Shares or (ii) notice from Parent and PlasmaNet of termination of the Program Promotion Agreement. Upon the termination of the Escrow Agreement, the Escrow Agent shall deliver to Parent any Escrowed Shares that have not been delivered to PlasmaNet.

         IN WITNESS WHEREOF, the parties hereto have caused this Escrow Agreement of to be signed the day and year first above written.

Client:                                      PlasmaNet:

Return Assured Incorporated                  PlasmaNet, Inc.

By: /s/ MATTHEW SEBAL                        By: /s/ ALAIN RENAUD
   --------------------------------             --------------------------------
    Name:  Matthew Sebal                        Name:  Alain Renaud
    Title: President                            Title: VP Business Development

Parent:                                      Escrow Agent:

Return Assured Incorporated                  Kaplan Gottbetter & Levenson, LLP

By: /s/ MATTHEW SEBAL                        By: /s/ ADAM S. GOTTBETTER
   --------------------------------             --------------------------------
   Name:  Matthew Sebal                         Adam S. Gottbetter
   Title: President                             Managing Member


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